Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JANUARY, 2001



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.8366%



        Excess Protection Level
          3 Month Average  4.33%
          January, 2001  6.21%
          December, 2000  0.38%
          November, 2000  6.39%


        Cash Yield                                  19.82%


        Investor Charge Offs                        4.73%


        Base Rate                                   8.88%


        Over 30 Day Delinquency                     4.88%


        Seller's Interest                           11.58%


        Total Payment Rate                          14.47%


        Total Principal Balance                     $ 57,905,967,832.59


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 6,705,277,271.10